Exhibit 10.3

VOTING AGREEMENT

This Voting Agreement (this “Voting Agreement”) is being delivered to you in connection with an understanding by and between OncoSec Medical Incorporated, a Nevada corporation (the “Company”), and the person or persons named on the signature pages hereto (collectively, the “Holder”).

Reference is hereby made to the public offering (the “Offering”) of securities of the Company, including shares of common stock, par value $0.0001 per share, of the Company (the “Common Stock”) and/or pre-funded warrants to purchase Common Stock and warrants to purchase Common Stock (the “Securities”) pursuant to the registration statement on Form S-1 (File No. 333-268081) (“Registration Statement”). The Company is requiring a voting agreement in substance the same as this Voting Agreement from all purchasers of Securities in the Offering (each, a “Purchaser”).

The Holder agrees to vote all shares of Common Stock it beneficially owns on and after the closing date of the Offering (such date, the “Closing Date”), including the Securities, in favor of all of the proposals presented to the stockholders of the Company, as described in the Company’s preliminary proxy statement filed on Schedule 14A, as filed with the U.S. Securities and Exchange Commission on or about the Closing Date.

Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Voting Agreement must be in writing and shall be delivered to the Holder at the e-mail address or facsimile number on the signature page hereto.

This Voting Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior negotiations, letters and understandings relating to the subject matter hereof and are fully binding on the parties hereto.

This Voting Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument. This Voting Agreement may be executed and accepted by facsimile or PDF signature and any such signature shall be of the same force and effect as an original signature.

The terms of this Voting Agreement shall be binding upon and shall inure to the benefit of each of the parties hereto and their respective successors and assigns.

This Voting Agreement may not be amended or modified except in writing signed by each of the parties hereto.

All questions concerning the construction, validity, enforcement and interpretation of this Voting Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.

Each party hereto acknowledges that, in view of the uniqueness of the transactions contemplated by this Voting Agreement, the other party or parties hereto will not have an adequate remedy at law for money damages in the event that this Voting Agreement has not been performed in accordance with its terms, and therefore agrees that such other party or parties shall be entitled to seek specific enforcement of the terms hereof in addition to any other remedy it may seek, at law or in equity.

The obligations of the Holder under this Voting Agreement are several and not joint with the obligations of any other holder of any of the Securities issued under the Registration Statement (each, an “Other Holder”), and the Holder shall not be responsible in any way for the performance of the obligations of any Other Holder under any such other agreement. Nothing contained in this Voting Agreement, and no action taken by the Holder pursuant hereto, shall be deemed to constitute the Holder and Other Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holder and the Other Holders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Voting Agreement and the Company acknowledges that the Holder and the Other Holders are not acting in concert or as a group with respect to such obligations or the transactions contemplated by this Voting Agreement or any other agreement. The Company and the Holder confirm that the Holder has independently participated in the negotiation of the transactions contemplated hereby with the advice of its own counsel and advisors. The Holder shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Voting Agreement, and it shall not be necessary for any Other Holder to be joined as an additional party in any proceeding for such purpose.

The Company hereby represents and warrants as of the date hereof and covenants and agrees from and after the date hereof that none of the terms offered to any Other Holder with respect to any restrictions on the sale of Securities substantially in the form of this Voting Agreement (or any amendment, modification, waiver or release thereof) (each an “Other Agreement”), is or will be more favorable to such Other Holder than those of the Holder and this Voting Agreement, and the Company agrees to use reasonable best efforts to enforce the terms of any Other Agreement. If, and whenever on or after the date hereof, the Company enters into an Other Agreement with terms that are materially different from this Voting Agreement, then (i) the Company shall provide notice thereof to the Holder promptly following the occurrence thereof and (ii) the terms and conditions of this Voting Agreement shall be, without any further action by the Holder or the Company, automatically amended and modified in an economically and legally equivalent manner such that the Holder shall receive the benefit of the more favorable terms and/or conditions (as the case may be) set forth in such Other Agreement; provided that, upon written notice to the Company, at any time the Holder may elect not to accept the benefit of any such amended or modified term or condition, in which event the term or condition contained in this Voting Agreement shall apply to the Holder as it was in effect immediately prior to such amendment or modification as if such amendment or modification never occurred with respect to the Holder. The provisions of this paragraph shall apply similarly and equally to each Other Agreement.

[The remainder of the page is intentionally left blank]

The parties hereto have executed this Voting Agreement as of the date first set forth above.

ONCOSEC MEDICAL INCORPORATED

By:
Name:
Title:
E-mail:
Facsimile:

[Signature Page to ONCS Voting Agreement]

The parties hereto have executed this Voting Agreement as of the date first set forth above.

Agreed to and Acknowledged:

HOLDER

By:
Name:
Title:
E-mail:
Facsimile:

[Signature Page to ONCS Voting Agreement]